UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2021 (April 9, 2021)

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 15, 2021, Aflac Incorporated (the “Company”) issued (i) ¥30,000,000,000 aggregate principal amount of 0.633% Senior Notes due 2031 (the “2031 Notes”), (ii) ¥12,000,000,000 aggregate principal amount of 0.844% Senior Notes due 2033 (the “2033 Notes”), (iii) ¥10,000,000,000 aggregate principal amount of 1.039% Senior Notes due 2036 (the “2036 Notes”), (iv) ¥10,000,000,000 aggregate principal amount of 1.264% Senior Notes due 2041 (the “2041 Notes”) and (v) ¥20,000,000,000 aggregate principal amount of 1.560% Senior Notes due 2051 (the “2051 Notes,” and together with the 2031 Notes, the 2033 Notes, 2036 Notes and the 2041 Notes, the “Notes”). The Notes were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3ASR (No. 333-227244) (the “Registration Statement”), the prospectus dated September 7, 2018, and the related prospectus supplement dated April 9, 2021. The Company intends to use the net proceeds from this offering to fund all or a portion of the redemption price of its 3.625% Senior Notes due 2023, of which $700,000,000 principal amount is outstanding. The Company intends to use proceeds in excess of such redemption price, if any, for general corporate purposes.

The sale of the Notes was made pursuant to the terms of an underwriting agreement, dated April 9, 2021 (the “Underwriting Agreement”), by and among the Company and the several underwriters included on Schedule 1 thereto, for whom Goldman Sachs International, Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc. acted as representatives. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The 2031 Notes bear interest at the rate of 0.633% per annum from and including their date of issuance to, but excluding, April 15, 2031, or early redemption. The 2033 Notes bear interest at the rate of 0.844% per annum from and including their date of issuance to, but excluding, April 14, 2033 or early redemption. The 2036 Notes bear interest at the rate of 1.039% per annum from and including their date of issuance to, but excluding, April 15, 2036, or early redemption. The 2041 Notes bear interest at the rate of 1.264% per annum from and including their date of issuance to, but excluding, April 15, 2041, or early redemption. The 2051 Notes bear interest at the rate of 1.560% per annum from and including their date of issuance to, but excluding, April 14, 2051, or early redemption. Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 each year, beginning on October 15, 2021, except that the interest payment date in 2033, in the case of the 2033 notes, and in 2051, in the case of the 2051 notes, shall be their respective maturity date. On or after six months prior to the maturity date of each series of Notes, the applicable series of Notes will be redeemable in whole or in part from time to time, at the sole option of the Company, at a redemption price equal to 100% of the aggregate principal amount of the applicable series of Notes to be redeemed plus accrued and unpaid interest on the principal amount of the Notes to be redeemed, if any, to, but not including, the redemption date.

The Notes are general unsecured obligations and rank equally in right of payment with any of the Company’s existing and future unsecured senior indebtedness. The Notes were issued under an indenture, dated as of May 21, 2009 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by (i) a twenty-ninth supplemental indenture, dated as of April 15, 2021 (the “Twenty-Ninth Supplemental Indenture”) between the Company and the Trustee, in the case of the 2031 Notes, (ii) a thirtieth supplemental indenture, dated as of April 15, 2021 (the “Thirtieth Supplemental Indenture”) between the Company and the Trustee, in the case of the 2033 Notes, (iii) a thirty-first supplemental indenture, dated as of April 15, 2021 (the “Thirty-First Supplemental Indenture”) between the Company and the Trustee, in the case of the 2036 Notes, (iv) a thirty-second supplemental indenture, dated as of April 15, 2021 (the “Thirty-Second Supplemental Indenture”) between the Company and the Trustee, in the case of the 2041 Notes and (v) a thirty-third supplemental indenture, dated as of April 15, 2021 (the “Thirty-Third Supplemental Indenture”) between the Company and the Trustee, in the case of the 2051 Notes. As used herein, the term “Indenture” means the Base Indenture as supplemented by (1) in the case of the 2031 Notes, the Twenty-Ninth Supplemental Indenture, (2) in the case of the 2033 Notes, the Thirtieth Supplemental Indenture, (3) in the case of the 2036 Notes, the Thirty-First Supplemental Indenture, (4) in the case of the 2041 Notes, the Thirty-Second Supplemental Indenture and (5) in the case of the 2051 Notes, the Thirty-Third Supplemental Indenture. The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The description of the Indenture set forth above is qualified in its entirety by reference to the full text of each of the Base Indenture, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 21, 2009, and the Twenty-Ninth Supplemental Indenture (including the form of 2031 Notes included therein), a copy of which is attached hereto as Exhibit 4.1, the Thirtieth Supplemental Indenture (including the form of 2033 Notes included therein), a copy of which is attached hereto as Exhibit 4.2, the Thirty-First Supplemental Indenture (including the form of 2036 Notes included therein), a copy of which is attached hereto as Exhibit 4.3, the Thirty-Second Supplemental Indenture (including the form of 2041 Notes included therein), a copy of which is attached hereto as Exhibit 4.4, and the Thirty-Third Supplemental Indenture (including the form of 2051 Notes included therein), a copy of which is attached hereto as Exhibit 4.5, each of which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1-	Underwriting Agreement, dated April 9, 2021 between Aflac Incorporated and Goldman Sachs International, Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

4.1-	Twenty-Ninth Supplemental Indenture, dated as of April 15, 2021, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 0.633% Senior Note due 2031).

4.2-	Thirtieth Supplemental Indenture, dated as of April 15, 2021, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 0.844% Senior Note due 2033).

4.3-	Thirty-First Supplemental Indenture, dated as of April 15, 2021, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 1.039% Senior Note due 2036).

4.4-	Thirty-Second Supplemental Indenture, dated as of April 15, 2021, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 1.264% Senior Note due 2041).

4.5-	Thirty-Third Supplemental Indenture, dated as of April 15, 2021, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 1.560% Senior Note due 2051).

5.1-	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Notes.

5.2-	Opinion of Sidley Austin LLP, regarding the validity of the Notes.

23.1-	Consent of Audrey Boone Tillman, Esq. (included as part of Exhibit 5.1 hereto).

23.2-	Consent of Sidley Austin LLP (included as part of Exhibit 5.2 hereto).

104-	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

April 15, 2021	/s/ June Howard
June Howard
Senior Vice President, Financial Services
Chief Accounting Officer